Klondex Announces Additional Surface Drilling Success at Fire Creek;
Extends District-Wide Mineralization to the West, East and North

Reno, NV – February 24, 2017– Klondex Mines Ltd. (KDX:TSX; KLDX:NYSE MKT) (“Klondex” or the “Company”) is pleased to provide results on the completed 2016 surface exploration drill program at its Fire Creek Mine (“Fire Creek”) located in northern Nevada, USA. The following drill results are not included within the mineral reserve and mineral resource estimates released on September 14, 2016.

Fire Creek Mine Surface Drilling Highlights: (see TABLE 1 for complete results)

•	FCC-0068: 0.43 opt Au over 17.1 ft, or 14.6 g/t over 5.2 m – West Zone
	o	Including 3.92 opt Au over 1.0 ft, or 134.5 g/t over 0.3m
•	FCC-0065: 0.95 opt Au over 5.0 ft, or 32.5 g/t over 1.5 m – West Zone
	o	Including 2.36 opt Au over 1.8 ft, or 80.9 g/t over 0.5 m
•	FCC-0061: 0.56 opt Au over 1.9 ft, or 19.1 g/t over 0.6 m – East Zone
•	FCC-0050: 0.28 opt Au over 1.2 ft, or 9.5 g/t over 0.4 m – East Zone
•	FCC-0057: 0.24 opt Au over 3.7 ft, or 8.3 g/t over 1.1 m – North Expansion

KEY POINTS: (FIGURE 1)
Eighteen surface holes totaling 28,721 ft (8,754.2 m) were drilled during the reporting period. These exploration holes primarily targeted mineralization extensions in the West, North and East areas.

Holes FCC-0064, FCC-0065, and FCC-0068 are follow-up holes to FCC-0020 (previously reported in press release dated November 10, 2016) which targeted a 6,500 ft (1,981.2 m) north-south striking geophysical anomaly located about 4,000 ft (1,219.2 m) west of the current mine workings (FIGURE 2). Drill results from these holes suggest the potential for four parallel structures in this zone. This drilling has extended the mineralization approximately 600 ft (182.9 m) along strike, 250 ft (76.2 m) vertically, is within 400 ft (121.9 m) of the surface and is open in all directions. Hole FCC-0067 targeted and successfully confirmed a previously untested geophysical anomaly approximately 5,500 ft (1,676.4 m) to the west of the current mine workings, suggesting the Fire Creek District could be much larger than what is currently known.

Holes FCC-0050, FCC-0060 and FCC-0061 (FIGURE 3) were drilled to infill between two previously drilled holes testing the East Zone structure, a north-south striking approximately19,000 ft (5,791.2 m) geophysical anomaly. Assay results support a 1,200 ft (365.8 m) north-south strike and 450 ft (137.2 m) vertical extension of mineralization within this structure and is open in all directions. The East Zone structure is located approximately 2,000 ft (609.6 m) east of the current mine workings.

The North Expansion drilling continues to offset and extend known mineralization beyond the current Fire Creek underground footprint (FIGURE 4). Holes FCC-0056 and FCC-0057 have collectively extended at least one of the underground veins approximately 1,500 ft (457.2 m) to the north and is open to the north and vertically.

Mr. Brian Morris, Vice President, Exploration said, “The 2016 surface drill program at Fire Creek ended successfully with follow up drilling in the West, East,and Northzones. These drill results continue to extend mineralization along strike and vertically and demonstrate the potential to contain high-grade mineralization, similar to what is currently being mined.” Mr. Morris continued, “Geophysics are proving to be an effective exploration tool in the Fire Creek District. We have numerous similar untested geophysical signatures in the district suggesting the potential for substantial resource expansion in the near future.” (FIGURE 5)

Assays were performed by ALS Chemex of Reno, Nevada, as directed under the supervision of Klondex staff. This organization is an ISO 17025 accredited independent laboratory.

A description of the data verification methods, quality assurance program and quality control measures applied can be found in the technical report titled “Technical Report for the Fire Creek Project, Lander County, Nevada”, dated March 28, 2016 and with an effective date of June 30, 2015 which is available under the Company’s issuer profile on SEDAR at www.sedar.com.

Table 1

FIGURE 1
638000
640000
642000
644000
646000
648000
650000
774000
772000
770000
768000
766000
764000
762000
760000
West Zone
North Expansion
East Zone
Untested Resistivity Anomalies
New Intercepts >0.1 opt Au
Previously Reported >0.1 opt Au
Drill Hole Traces - New Assay Results
Drill Hole Traces - Assays Pending
Drill Hole Traces - Previously Reported
Feet
0 1,000 2,000
Meters
0 250 500
Coordinate System: KDX SP CT ft
Author: C. O'Neill
Date: Feb. 22, 2017
N
Fire Creek Surface Exploration Highlights 2016
Resistivity Anomalies
Blue/Purple - Highs
Red/Orange - Lows
Vein Traces
Underground Workings
Plan of Operations Boundary

FIGURE 2
640000
770000
768000
FCC-0068
0.43 opt Au over 17.1 ft
Including 3.92 opt Au over 1.0 ft
FCC-0067
0.11 opt Au over 0.8 ft
0.12 opt Au over 1.8 ft
FCC-0064
0.18 opt Au over 3.1 ft
FCC-0020
Previously Reported
Discovery Hole
0.53 opt Au over 10.0 ft
FCC-0065
0.95 opt Au over 5.0 ft
Including 2.36 opt Au over 1.8 ft
0.23 opt Au over 1.9 ft
New Intercepts >0.1 opt Au
Previously Reported >0.1 opt Au
Drill Hole Traces - New Assay Results
Drill Hole Traces - Assays Pending
Drill Hole Traces - Previously Reported
KDX
Feet
0 250 500
Meters
0 50 100
Coordinate System: KDX SP CT ft
Author: C. O'Neill
Date: Feb. 21, 2017
N
Fire Creek
Surface Exploration
West Zone
Highlights 2016
Resistivity Anomalies
Blue/Purple - Highs
Red/Orange - Lows
Plan of Operations Boundary
Underground Workings
Vein Traces

646000
648000
768000
766000
FIGURE 3
FCC-0060
0.12 opt Au over 2.0 ft
FCC-0061
0.56 opt Au over 1.9 ft
0.20 opt Au over 1.5 ft
FCC-0050
0.28 opt Au over 1.2 ft
KDX
Feet
0 250 500
Meters
0 50 100
Coordinate System: KDX SP CT ft
Author: C. O'Neill
Date: Feb. 21, 2017
N
Fire Creek
Surface Exploration
East Zone
Highlights 2016
Resistivity Anomalies
Blue/Purple - Highs
Red/Orange - Lows
New Intercepts >0.1 opt Au
Drill Hole Traces - New Assay Results
Plan of Operations Boundary
Underground Workings
Vein Traces

FIGURE 4
644000
646000
768000
FCC-0057
0.24 opt Au over 3.7 ft
FCC-0056
0.21 opt Au over 2.0 ft
0.19 opt Au over 13.9 ft
Including 0.68 opt Au over 2.0 ft
FCC-0051
FCC-0025
FCC-0028
FCC-0047
FCC-0022
FCC-0018
FCC-0019
FCC-0008
FCC-0042
FCC-0016
New Intercepts >0.1 opt Au
Drill Hole Traces - New Assay Results
Drill Hole Traces - Previously Reported
Feet
0 250 500
Meters
0 50 100
Coordinate System: KDX SP CT ft
Author: C. O'Neill
Date: Feb. 21, 2017
N
Fire Creek
Surface Exploration
North Expansion
Highlights 2016
Resistivity Anomalies
Blue/Purple - Highs
Red/Orange - Lows
Plan of Operations Boundary
Underground Workings
Vein Traces
KDX

FIRE CREEK EXPLORATION 2017 SURFACE DRILLING RESULTS

FIGURE 5

*FCC-0067: 1.8ft @ 0.12 opt Au
FCC-0061: 1.9ft @ 0.56 opt Au
*FCC-0068: 17ft @ 0.43 opt Au
WEST
A
EAST
A'
FC
Mine
FCC-0020: 10ft @ 0.53 opt Au
Previously Reported
0
Feet
1,500
A
A'
Resistivity Map

CSAMT Line L79500N

*Drill holes projected into cross section

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About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a well-capitalized, junior-tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost-effective manner. The Company has 100% interests in three producing mineral properties: the Fire Creek Mine and the Midas Mine and ore milling facility, both of which are located in the state of Nevada, USA, and the True North Gold Mine (formerly known as the Rice Lake Mine) and mill in Manitoba, Canada. The Company also has 100% interests in two recently acquired projects, the Hollister mine and the Aurora mine and ore milling facility (formerly known as Esmeralda), also located in Nevada, USA.

For More Information
John Seaberg
Senior Vice President, Investor Relations and Corporate Development
O: 775-284-5757
M: 303-668-7991
jseaberg@klondexmines.com

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG-11786), a "qualified person" within the meaning of NI 43-101.

Cautionary Note Regarding Forward-looking Information
This news release contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”), including but not limited to the exploration potential at the Fire Creek Mine, the timing of expanded production, potential upgrade and expansion of mineral resources at the Fire Creek Mine and future exploration and production plans of Klondex. This forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.

Cautionary Note to U.S. Investors Regarding the Use of Mining Terms
This news release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. All resource and reserve estimates included or referred to in this news release have been prepared in accordance with National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”). NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. These standards differ significantly from the mineral reserve disclosure requirements of the U.S. Securities and Exchange Commission (the SEC”) set out in Industry Guide 7. Consequently, reserve and resource information contained in this news release is not comparable to similar information that would generally be disclosed by U.S. companies in accordance with the rules of the SEC.